Schedule 3(e): Cash current accounts as of December 31, 2003

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Company         Counterparty                           ISO   Form of Transaction - PUHCA           Amount [ISO]       Amount [USD]
                                                                Authorization
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D BRASIL        Unibanco S.A.                          BRL   Cash current account - Rule 52          -48,340,000   -16,740,661.56
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MBT BRASIL      Banco Itau S.A.                        BRL   Cash current account - Rule 52           -1,920,000      -664,916.64
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STOLL BRL       Banco do Brasil S.A.                   BRL   Cash current account - Rule 52             -270,000       -93,503.90
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L RAYLO         Toronto Dominion Bank                  CAD   Cash current account - Rule 52           -3,400,000    -2,593,797.32
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ROHMAX-CAN      National Bank of Canada                CAD   Cash current account - Rule 52             -130,000       -99,174.60
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MBT SCHWEI      Credit Suisse First Boston             CHF   Cash current account - Rule 52             -480,000      -384,640.25
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GOLD CH SH      Citibank                               CNY   Cash current account - Rule 52          -41,300,000    -4,987,184.27
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MBT COLOMB      YYYYUS                                 COP   Cash current account - Rule 52         -170,000,000       -61,360.53
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MBT EGYPT       Hongkong and Shanghai Banking          EGP   Cash current account - Rule 52           -4,620,000      -751,559.84
                Corporation Limited
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DEGUSSA         Commerzbank                            EUR   Cash current account - Rule 52          -49,870,000   -62,317,552.15
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DEGUSSA         Dresdner Bank AG                       EUR   Cash current account - Rule 52          -23,560,000   -29,440,576.07
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DEGUSSA         Deutsche Bank AG                       EUR   Cash current account - Rule 52           -8,510,000   -10,634,096.03
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BETTOR-ESP      Banco de Sabadell                      EUR   Cash current account - Rule 52           -5,780,000    -7,222,688.02
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DEGUSSA         FOBKBE                                 EUR   Cash current account - Rule 52           -5,150,000    -6,435,440.02
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L NED HO        SYNCSERV                               EUR   Cash current account - Rule 52           -4,330,000    -5,410,768.01
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DEGUSSA         HULS NEDER                             EUR   Cash current account - Rule 52           -3,080,000    -3,848,768.01
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DEGUSSA         Westdeutsche Landesbank Girozentrale   EUR   Cash current account - Rule 52           -1,060,000    -1,324,576.00
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REXIM           BNP Paribas SA                         EUR   Cash current account - Rule 52             -880,000    -1,099,648.00
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D TEX S ES      Deutsche Bank AG                       EUR   Cash current account - Rule 52             -500,000      -624,800.00
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D TEX S UK      Third Party                            EUR   Cash current account - Rule 52             -430,000      -537,328.00
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CB POLSKA       ING-Bank                               EUR   Cash current account - Rule 52             -420,000      -524,832.00
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DEGUSSA         Deutsche Bank AG                       EUR   Cash current account - Rule 52              -90,000      -112,464.00
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DEGUSSA         HD CERACAT                             EUR   Cash current account - Rule 52              -40,000       -49,984.00
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PARACHEMIE      Bank Austria Creditanstalt AG          EUR   Cash current account - Rule 52              -40,000       -49,984.00
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D H&N H FR      BNP Paribas SA                         EUR   Cash current account - Rule 52              -30,000       -37,488.00
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PROLI FRF       BNP Paribas SA                         EUR   Cash current account - Rule 52              -20,000       -24,992.00
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D TEX S ES      BDERES                                 EUR   Cash current account - Rule 52              -10,000       -12,496.00
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D TEX S UK      Third Party                            GBP   Cash current account - Rule 52           -1,090,000    -1,935,849.91
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L AMALGA        SYNCSERV                               GBP   Cash current account - Rule 52           -1,090,000    -1,935,849.91
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ROHM            ROHM LTD                               GBP   Cash current account - Rule 52             -860,000    -1,527,367.82
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DEGUSSA         HULS UK                                GBP   Cash current account - Rule 52             -330,000      -586,083.00
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DEGUSSA         BUSH BEACH                             GBP   Cash current account - Rule 52              -60,000      -106,560.55
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D TEX S UK      Barclays Bank Plc                      GBP   Cash current account - Rule 52              -10,000       -17,760.09
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SKW MBT HU      Commerzbank                            HUF   Cash current account - Rule 52         -212,990,000    -1,017,051.87
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STOLL INR       Deutsche Bank AG                       INR   Cash current account - Rule 52             -640,000       -14,044.27
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D JAPAN         Mizuho Corporate Bank                  JPY   Cash current account - Rule 52         -500,000,000    -4,672,449.90
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S BIOIN MK      Aabenraa Kreditbank                    MAD   Cash current account - Rule 52          -42,610,000    -4,775,372.93
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MBT MALAYS      Deutsche Bank AG                       MYR   Cash current account - Rule 52           -4,770,000    -1,254,610.55
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MBT MALAYS      Third Party                            MYR   Cash current account - Rule 52           -2,990,000      -786,433.03
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MBT MALAYS      RHB Bank                               MYR   Cash current account - Rule 52           -2,770,000      -728,568.39
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MBT MALAYS      Maybank International (L) Ltd          MYR   Cash current account - Rule 52           -2,050,000      -539,193.21
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MBT NORWEG      Den Norske Bank                        NOK   Cash current account - Rule 52             -650,000       -96,454.10
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D TEX S PL      BHWAPL                                 PLN   Cash current account - Rule 52           -1,650,000      -439,793.52
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SAUDI MBT       Saudi British Bank                     SAR   Cash current account - Rule 52          -12,560,000    -3,348,708.24
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MEGES BOYA      Oyak Bank A.S.                         TRL   Cash current account - Rule 52   -4,990,670,000,000    -3,558,265.83
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PROLI BIO       Deutsche Bank AG                       USD   Cash current account - Rule 52             -580,000      -580,000.00
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MBT UNICON      Third Party                            USD   Cash current account - Rule 52             -420,000      -420,000.00
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ROHMAX-US       FUBCUS                                 USD   Cash current account - Rule 52             -230,000      -230,000.00
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                                                                 1


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Company         Counterparty                           ISO   Form of Transaction - PUHCA           Amount [ISO]       Amount [USD]
                                                                Authorization
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MBT VENEZU      Banco Mercantil C.A.                   VEB   Cash current account - Rule 52         -125,000,000       -78,195.66
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E.ON North      VEBA Oil Supply and Trading Inc.       USD   Cash current account -                  -4845313.71       -4,845,314
America Inc.                                                 HCAR 27539
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Exchange rates as per 31.12.2003
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 AUD/USD                                 1.33979
 BRL/USD                                 2.88758
 CAD/USD                                 1.31082
 CHF/USD                                 1.24792
 CNY/USD                                 8.28123
 COP/USD                             2,770.51041
 CZK/USD                                26.05634
 EGP/USD                                 6.14722
 EUR/USD                                 0.80026
 GBP/USD                                 0.56306
 HKD/USD                                 7.76328
 HUF/USD                               209.41901
 INR/USD                                45.57018
 JPY/USD                               107.01024
 KRW/USD                             1,197.20713
 MAD/USD                                 8.92286
 MYR/USD                                 3.80198
 NOK/USD                                 6.73896
 PHP/USD                                55.56338
 PLN/USD                                 3.75176
 SAR/USD                                 3.75070
 SGD/USD                                 1.70278
 THB/USD                                39.66869
 TRL/USD                         1,402,556.81818
 TWD/USD                                34.04249
 USD/USD                                 1.00000
 VEB/USD                             1,598.55415
 VND/USD                            15,658.39069
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